Exhibit 3.25

ARTICLES OF INCORPORATION

OF

FUGRO U. S., INC.

We, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of California and do hereby certify as follows:

FIRST: Name. The name of the corporation is:

FUGRO U. S., INC.

SECOND: Purposes. The purposes for which the corporation is formed are:

(a)           The specific business in which the corporation intends to engage primarily is the business of consulting engineering and/or engineering geology and/or the application of earth sciences to engineering problems.

(b)           To manufacture, buy, sell, deal in, and to engage in, conduct and carry on the business of manufacturing, buying, selling and dealing in goods, wares and merchandise of every class and description.

(c)           To purchase or otherwise acquire, own, hold, lease, hypothecate, sell or otherwise dispose of, and exercise all privileges of ownership over real and personal property within and without the state, and to take real and personal property by will, gift or bequest.

(d)           To purchase or otherwise acquire, hold, own, and exercise all rights of ownership in, and to sell, transfer or pledge or guarantee the payment of dividends or interest on shares of the capital stock or bonds of any corporation engaged in any related activity or which may be necessary, convenient or desirable for furthering the best interests of the corporation.

(e)           To apply for, take out, acquire, own, use, license the use of, and dispose of, trademarks, copyrights and patents.

(f)            To borrow money without imitation as to amount of corporate indebtedness and liability, and to secure the payment thereof by note, mortgage, bond, deed of trust, trust receipt, or.by any, other lawful means; to lend money in connection with the corporation’s other lawful activities and to take and receive notes, mortgages, bonds, deeds of trust, trust receipts, or any other evidence of indebtedness or security for such loans.

(g)           To guarantee the performance of, such obligations of others as may be directly or indirectly for the benefit of the corporation.

(h)           To designate and employ agents, employees and representatives.

(i)            To do everything suitable or proper for the accomplishment of any of the purposes or the attainment of any of the objects herein enumerated, or necessary or desirable for the interest or benefit of the corporation, and in add’ ton to exercise and possess all powers, rights and privileges necessary and incidental to the purposes for which the corporation is organized or the activities in which it is engaged.

(j)            To participate in any transaction or to engage in any business whatsoever related or unrelated to the purpose in paragraph (a), in any legal capacity including but not limited to principal, agent, general or limited partner, and joint venturer, to exercise from time to time all of the rights, powers and privileges conferred by law upon a corporation, to engage in any lawful activity and to conduct all of the above activities in any part of the world.

The enumerated purposes of this corporation shall be deemed powers as well as purposes. The foregoing statement of purposes and powers shall be liberally construed and no general provision shall be limited by reference to or inference from any other provision of these Articles.

THIRD: Principal Office. The county of the State of California in which the principal office for the transaction of business of the corporation is to be located is Los Angeles County.

FOURTH: Capital Stock. The corporation is authorized to issue only one class of stock to be classified as Common Stock. The total number of shares of stock which the corporation is authorized to issue is Two Thousand Five Hundred (2,500) shares. All shares of stock are to be without par value.

FIFTH: Directors. The number of directors of the, corporation shall be five (5) until changed by amendment of these Articles or by a by-law duly adopted by the shareholders. The names and addresses of persons appointed to act us the first directors are:

Name	Address

Jack J. Schoustra

Jacobus de Ruiter	Richard Wagnerlaan 8, Voorschoten,

Kornelis Joustra	Voorburgseweg 54, Leidschendam,

Abraham F. van Weele	Brugweg 78, Waddinxveen,

IN WITNESS WHEREOF, the undersigned, constituting the incorporators of the corporation and the persons named herein as the first directors of the corporation, have executed these Articles of Incorporation this      day of                1970.

Jock J. Schoustra

Jacobus de Ruiter

Kornelis Joustra

Abraham F. van Weele

STATE OF CALIFORNIA	)
	)	ss.
COUNTY’ OF LOS ANGELES	)

On                 , 1970, before me, the undersigned, a Notary Public in and for said County and State, personally appeared JACK J. SCHOUSTRA, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

Notary Public in and for
said County and State

My Commission Expires:

STATE OF CALIFORNIA	)
	)	ss.
COUNTY’ OF LOS ANGELES	)

On                   , 1970, before me, the under- signed, a Notary Public in and for said County and State, personally appeared known to me to be the person whose. name is subscribed to the within instrument and acknowledged that he executed the same.

WITNESS my hand and official seal.

Notary Public in and for
said County and State

My Commission Expires:

For the legalization of the signature of Jacobus de Ruiter, residing at Voorschoten, Richard Wagnerlaan 8, I, Theodorus Johannes Marie Schuurmans, notary, practising at Rotterdam, hereunto put my hand and seal on this 21st day of September 1970.

For the legalization -of the signature of Kornelis Joustra, residing at Leidschendam, Voorburgseweg 54, I, Theodorus Johannes Marie Sohuurmans, notary, practising at Rotterdam, hereunto put my hand and seal on this 21st day of September 1970.

For the legalization of the signature of Abraham Francois van Weele, residing at Waddinxveen, Brugweg 78, I, Theodorus Johannes Marie Sohuurmans, notary, practising at Rotterdam, hereunto put my hand and seal on this 21st September 1970.

KINGDOM OF THE NETHERLANDS	)
PROVINCE OF SOUTH HOLLAND	)
CITY OF ROTTERDAM	)	S.S.
CONSULATE GENERAL OF THE	)
UNITED STATES OF AMERICA	)

I. H. Scott Witmer II.                    Vice Consul of the United States of America at Rotterdam, Netherlands, duly commissioned and qualified, do hereby certify that

Mr. Th. J. M. Schuurmans

by whom the annexed instrument has been signed, was at the time he signed the annexed certificate, a Notary at Rotterdam, Netherlands

Notary at Rotterdam, Netherlands

IN WITNESS WHEREOF I have hereunto set my hand and affixed the seal of the American Consulate General at Rotterdam, Netherlands, 21st day September 1970

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

FUGRO U.S., INC.

CARLOS ESPANA AND WILLIAM J. MONAHAN, JR. certify that:

1.                                      They are the President and Secretary, respectively, of Fugro U.S., Inc., a California corporation.

2.                                      Article FIRST of the Articles of Incorporation of this corporation is amended to read in its entirety as follows:

“Name. The name of this corporation is ERTEC WESTERN, INC.”

3.                                      The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

4.                                      The foregoing amendment of the Articles of Incorporation has been duly approved-by the required vote of Ertec, Inc., the sole shareholder of all the outstanding capital stock of this corporation, in accordance with Section 902 of the Corporations Code. The total number of outstanding, hares of this corporation is 19. The number of shares voting in favor of the amendment exceeded the vote required; the percentage vote required was more-than 50%.

CARLOS ESPANA, President

WILLIAM J. NONAHAN, JR., Secretary

The undersigned declare under penalty’ of perjury that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Long Beach, California, on January   , 1981.

CARLOS ESPANA

WILLIAM J. NONAHAN JR.

CERTIFICATE OF OWNERSHIP

CARLOS ESPANA and WILLIAM J. MONAHAN, JR. certify that:

1.             They are the duly elected and acting, President and Secretary, respectively, of Ertec Western, Inc., a California corporation.

2.             Ertec Western, Inc. owns one hundred percent (100%) of the outstanding shares of each class of the capital stock of Fugro National, Inc. and-Ertec (Iran), Inc., each, of which is a California corporation.

3.             The Board of Directors of Ertec Western, Inc. has duly adopted the following resolutions by unanimous written consent:

WHEREAS, Ertec Western, Inc. is the sole share- holder of Fugro National, Inc. and Ertec (Iran), Inc.;

WHEREAS, it is deemed advisable and in the best interests of Ertec Western, Inc. and its shareholder that Fugro National, Inc. and Ertec (Iran), Inc. be merged into Ertec Western, Inc.;

NOW, THEREFORE, BE IT RESOLVED, that Ertec Western, Inc. merge Fugro National, Inc. and Ertec (Iran), Inc., its subsidiaries, into itself and assume all of the liabilities of each of Fugro National, Inc. and Ertec (Iran), Inc. pursuant to Section 1110 of the California Corporations Code;

RESOLVED, FURTHER, that any one or more of the officers of Ertec Western, Inc. be, and each of them hereby is, authorized and directed to take all such further action and to execute and deliver all such further documents as such officer or officers acting shall determine to be necessary or appropriate to consummate said merger.

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Ownership on July 13,                  , 1981.

CARLOS ESPANA, President

WILLIAM J. NONAHAN, JR., Secretary

The undersigned CARLOS ESPANA and WILLIAM J. MONAHAN, JR., the President and Secretary, respectively, of ERTEC WESTERN, INC., each declares under penalty of perjury that the matters set out in the foregoing Certificate of Ownership are true to his own knowledge.

Executed at. Long Beach, California, on July 13, 1981.

CARLOS ESPANA, President

WILLIAM J. NONAHAN, JR., Secretary

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

ERTEC WESTERN, INC.

CARLOS ESPANA AND WILLIAM J. MONAHAN, JR. certify that.

1.                                      They are the President and Secretary, respectively, of Ertec Western, Inc., a California corporation.

2.                                      Article FIRST of the Articles of Incorporation of this corporation is amended to read in its entirety as follows:

“Name. The name of this corporation is THE EARTH TECHNOLOGY CORPORATION (WESTERN).”

3.                                      The foregoing amendment of the Articles of Incorporation has been duly approved by the Board of Directors of this corporation.

4.                                      The foregoing amendment of the Articles of Incorporation has been duly approved by the required vote of the sole shareholder of all of the outstanding capital stock of this corporation, in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of this corporation is 19. The number of shares voting in favor of the amendment exceeded the vote required; the percentage vote required was more than 50%.

The undersigned declare under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true of their own knowledge. Executed at Long Beach, California, on December 20, 1983.

CARLOS ESPANA, President

WILLIAM J. NONAHAN, JR., Secretary

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

THE EARTH TECHNOLOGY CORPORATION (WESTERN)

We, Jack J. Schoustra, the Chairman of the Board and Patricia E. Montgomery, the Secretary of The Earth Technology Corporation (Western), a corporation duly organized and existing under the laws of the State of California do hereby certify:

1.                                      That they are the Chairman of the Board and the Secretary, respectively of The Earth Technology Corporation (Western), a California corporation.

2.                                      That an amendment to the articles of incorporation of this corporation has been approved by the board of directors.

3.                                      That the shareholders have adopted said amendment by written consent. The amendment was approved by the holders of outstanding shares having not less than the minimum number of required votes of shareholders necessary to approve said amendment in accordance with Section 902 of the California Corporation Code.

4.                                      That the designation and total number of outstanding shares entitled to vote on said amendment and the minimum percentage vote required of each class or series entitled to vote on said amendment for approval thereof are as follows:

Designation	Number of shares outstanding entitled to vote	Minimum% vote required to approve
Common	100	more than 50%

5.                                      That the number of shares of each class which gave written consent in favor of said amendment equalled or exceeded the minimum percentage vote required of each class entitled to vote, as set forth above.

6.                                      That the amendment approved by both the board of directors and the shareholders reads as follows:

The articles of incorporation of this corporation are amended so as to read as follows:

“First: That the name of said corporation shall be The Earth Technology Corporation.”

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificates are true of their own knowledge.

Executed at Long Beach, California on August 24, 1991.

Jack J. Schoustra, Chairman of the Board

“Patricia E. Montgomery, Sectary

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

THE EARTH TECHNOLOGY CORPORATION

Diane C. Creel and Charles S. Alpert certify that:

1.                                      They are the president and secretary, respectively, of The Earth Technology Corporation, a California corporation.

2.                                      Article First the articles of incorporation of this corporation is amended to read as follows:

“The name of the corporation is EARTH TECH, INC.”

3.                                      The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

4.                                      The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 100. The total number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date: August 38 1995

Diane C. Creel. President and Chief Executive officer

Charles S. Alpert, Secretary

AGREEMENT OF MERGER

For the Merger of Aqua Resources Incorporated,
 a Nevada corporation, with and into
 EARTH TECH, INC.
 a California corporation

This Agreement of Merger (“Agreement”) is entered into between Aqua Resources Incorporated, a Nevada corporation (“Aqua”), and EARTH TECH, INC. (formerly The Earth Technology Corporation), a California corporation (*Earth Tech”).

RECITALS

Aqua is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

Earth Tisch is a corporation duly organized, validly existing, and in good standing under the laws of the State of California.

The parties desire to merge such that Aqua merges into Earth Tech and Earth Tech is the surviving corporation (the “Merger”).

NOW, THEREFORE, for good and valuable consideration, the receipt and Sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Aqua shall be merged into Earth Tech effective August 25, 1995.

2.             All presently outstanding shares of stock of Earth Tech shall remain outstanding as shares of Earth Tech upon the effective date of the Merger.

3.             All presently outstanding shares of stock of Aqua shall be cancelled upon the effective date of the Merger.

4.             The directors and officers of ‘Earth Tech shall continuo in office until this. next annual meeting and until their successors have been elected and qualified.

5.             The Articles of Incorporation and Bylaws of Earth Tech as existing on the effective date of the Merger shall continue in full force until altered, amended as provided therein, or as provided by law, and are not to be amended by virtue of the Merger.

6.             Barth Tech say be sued in Nevada for any prior obligation of *pia and any obligation hereafter incurred by Berth Tech so long as any liability remains outstanding against bath Tech or Aqua in Nevada. Earth Tech shall irrevocably appoint the Secretary of State of Nevada as its agent to accept service of process in any action for the enforcement of any each obligation.

7.             To the extent assignable all licenses, permits certificates qualifications and authorizations under which Aqua conducts business shall be assigned to Earth Tech.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Merger to be executed by their respective officers thereunto duly authorized on the respective dates set forth below.

Aqua Resources Incorporated,
a Nevada corporation By:

August , 1995	By:
Diane C. Creel, President and Chief Executive Officer

August , 1995	By:
Charles S. Alpert, Secretary

EARTH TECH, INC., a California corporation

August , 1995	By:
Diane C. Creel, President and Chief Executive Officer

August , 1995	By:

OFFICERS’ CERTIFICATE

OF

EARTH TECH, INC.

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.             They are the President and the Secretary, respectively, of EARTH TECH, INC., a California corporation (formerly The Earth Technology Corporation).

2.             The Agreement of Merger attached hereto was entitled to be and was approved by the board of directors alone without approval of the shareholders, under the provisions of Section 1201 of the California Corporations Code,

Each of the undersigned declares under penalty of perjury that the statements- contained in the foregoing certificate are true of their own knowledge.

August , 1995	By:
Diane C. Creel, President and Chief Executive Officer

August , 1995	By:
Charles S. Alpert, Secretary

OFFICERS’ CERTIFICATE

OF

AQUA RESOURCES INCORPORATED

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.             They are the President and the Secretary, respectively of Aqua Resources Incorporated, a Nevada corporation (“Aqua”).

2.             The total number of outstanding shares of each class of Aqua entitled to vote on the merger of Aqua with and into EARTH TECH, INC., a California corporation (formerly The Earth Technology Corporation), is as follows:

Class	Total number of shares entitled to vote
Common	290

3.             The principal terms of the agreement of merger in the form attached hereto were approved by the shareholders of Aqua by a vote of the number of shares of each class which equalled or exceeded the vote required by each class to approve such agreement of merger.

4.             The shareholder approval was by the holders of 100% of the outstanding shares of the corporation.

5.             Each class entitled to vote and the minimum percentage vote of each such class is as follows:

Class	Minimum percentage vote required to approve the merger
Common	more than 50%

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

August , 1995	By:
Diane C. Creel, President and Chief Executive Officer

August , 1995	By:
Charles S. Alpert, Secretary

AGREEMENT OF MERGER

For the Merger of Summit Environmental Group, Inc.,
 a Delaware corporation, with and into EARTH TECH, INC.
a California corporation

This Agreement of Merger (“Agreement”) is entered into between Summit Environmental Group, Inc., a Delaware corporation (“Summit”), and EARTH TECH, INC. (formerly The Earth Technology Corporation), a California corporation (“Earth Tech”).

RECITALS

Summit is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

Earth Tech is a corporation duly organized, validly existing, and in good standing under the laws of the State of California.

The parties desire to merge such that Summit merges into Earth Tech and Earth Tech is the surviving corporation (the “Merger”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Summit shall be merged into Earth Tech effective August 25, 1995.

2.                                      All presently outstanding shares of stock of Earth Tech shall remain outstanding as shares of Earth Tech upon the effective date of the Merger.

3.                                      All presently outstanding shares of stock of Summit shall be cancelled upon the effective date of the Merger.

4.                                      The directors and officers of Earth Tech shall continue in office until the next annual meeting and until their successors have been elected and qualified.

5.                                      The Articles of Incorporation and Bylaws of Earth Tech as existing on the effective date of the Merger shall continue in full force until altered, amended as provided therein, or as provided by law, and are not to be amended by virtue of the Merger.

6.                                      Earth Tech may be sued in Delaware for any prior obligation of Summit and any obligation hereafter incurred by Earth Tech so long as any liability remains outstanding against Earth Tech or Summit in Delaware. Earth Tech shall irrevocably appoint the Secretary of State of Delaware as its agent to accept service of process in any action for the enforcement of any such obligation.

7.                                      To the extent assignable, all licenses, permits, certificates, qualifications and authorizations under which Summit conducts business shall be assigned to Earth Tech.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement of Merger to be executed by their respective officers thereunto below duly authorized on the respective dates set forth below

Summit Environmental Group, Inc.,
a Delamare corporation

August , 1995	By:
Diane C. Creel,
President and Chief
Executive Officer

August , 1995	By:
Charles S. Alpert,
Secretary

EARTH TECH, INC., a
California corporation

August , 1995	By:
Diane C. Creel,
President and Chief
Executive Officer

August , 1995	By:

OFFICERS’ CERTIFICATE

OF

EARTH TECH, INC.

Diane C. Creel and Charles S. Alpert do hereby certify that:

1.                                      They are the President and the Secretary, respectively, of EARTH TECH, INC., a California corporation.

2.                                      The Agreement of Merger attached hereto was entitled to be and was approved by the board of directors alone without approval of the shareholders under the provisions of Section 1201 of the California Corporations Cods.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

August , 1995	By:
Diane C. Creel, President and
Chief Executive Officer

August , 1995	By:
Charles S. Alpert, Secretary

OFFICERS’ CERTIFICATE

OF

SUMMIT ENVIRONMENTAL GROUP, INC.

Diane C. Creel and Charles S. Alpert do hereby certify that•

1.                                      They are the President and the Secretary, respectively, of Summit Environmental Group, Inc., a Delaware corporation (“Summit”).

2.                                      The total number of outstanding shares of each class of Summit entitled to vote on the merger of Summit with and into EARTH TECH, INC., a California corporation, is as follows:

Class	Total number of shares entitled to vote
Common	3,000,000

3.                                      That the principal terms of the agreement of merger in the form attached hereto were approved by the share- holders of Summit by a vote of the number of shares of each class which equalled or exceeded the vote required by each class to approve said agreement of merger.

4.                                      The shareholder approval was by the holders of 1008 of the outstanding shares of the corporation.

5.                                      That each class entitled to vote and the minimum percentage vote of each such class is as follows:

Class	Minimum percentage vote required to approve the merger
Common	more than 50%

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge.

August , 1995	By:
Diane C. Creel, President and
Chief Executive Officer

August , 1995	By:
Charles S. Alpert, Secretary

CERTIFICATE OF OWNERSHIP

MERGING

Whitman & Howard, Inc.

(subsidiary corporation)

INTO

EARTH TECH, Inc.

(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.             That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Whitman & Howard, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, the provisions of which permit a merger in the manner provided by Chapter 156B, Section 82 of the Massachusetts Business Corporation Law.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (Whitman & Howard, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and each of them hereby is, authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out the foregoing resolution and to effect the Merger in accordance with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

4.                                      The Merger shall be effective as of June 30, 1996, upon the filing of the Certificate of Ownership with the Secretary of State of the State of California.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the 21’1: day of June, 1996.

Mark H. Swartz,
Vice President

M. Brian Moroze,
Assistant Secretary

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the list day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and Whitman & Howard, Inc., a Massachusetts corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws,

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective as of June 30, 1996 (the “Effective Time”) upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately r’ for to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:
Mark H. Swartz,
Vice President

Whitman & Howard, Inc.

By:
Mark H. Swartz,
Vice President

CERTIFICATE OF OWNERSHIP

MERGING

Environmental Technology of North America, Inc.

(subsidiary corporation)

INTO

EARTH TECH, Inc.

(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moron, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shams of Environmental Technology of North America, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Virginia, the provisions of which permit a merger in the manner provided by Section 13.1-719 of the Virginia Stock Corporation Act.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (Environmental Technology of North America, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Patent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and each of them hereby is, authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out the foregoing resolution and to effect the Merger in accordance with the Agreement and Nan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the     day of June, 1996.

Mark H. Swartz,
Vice President

M. Brian Moroze,
Assistant Secretary

AGREEMENT AND PLAN OF MERGER.

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the        day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and Environmental Technology of North America, Inc., a Virginia corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective as of June 30, 1996 (the “Effective Time”) upon the tiling of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:
Mark H. Swartz,
Vice President

Environmental Technology of North America, Inc.

By:
Mark H. Swartz,
Vice President

CERTIFICATE OF OWNERSHIP

MERGING

WW Engineering & Science, Inc.

(subsidiary corporation)

INTO

EARTH TECH, Inc.

(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of WW Engineering & Science, Inc., a corporation duly organized and existing under the laws of the State of Michigan, the provisions of which permit a merger in the manner provided by Section 450.1711 of the Michigan Business Corporation Act

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corm ration (WW Engineering & Science, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as “Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations wider the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and each of them hereby is, authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out the foregoing resolution and to effect the Merger in accordance with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on the          day of June, 1996.

Mark H. Swartz,
Vice President

M. Brian Moroze,
Assistant Secretary

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merge’) is dated as of the        day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and WW Engineering & Science, Inc.,

a Michigan corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective as of June 30, 1996 (the “Effective Time”) upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation,

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Tine shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:
Mark H. Swartz,
Vice President

WW Engineering & Science, Inc.

By:
Mark H. Swartz,
Vice President

CERTIFICATE OF OWNERSHIP

MERGING

Barrett Consulting Group, Inc.

(subsidiary corporation)

INTO

EARTH TECH, Inc.

(parent corporation)

We, Mark H. Swartz, the Vice President, and M. Brian Moroze, the Assistant Secretary, of EARTH TECH, Inc., do hereby certify:

1.                                      That we are the Vice President and the Assistant Secretary of this corporation.

2.                                      That this corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Barrett Consulting Group, Inc., a corporation duly organized and existing under the laws of the State of California, the provisions of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

4.                                      That the following resolutions were adopted and approved by the board of directors of this corporation:

1.                                      The Parent (EARTH TECH, Inc.) merge, and does hereby merge into itself the Merging Corporation (Barrett Consulting Group, Inc.), its subsidiary, and assumes all of its obligations pursuant to Section 1110 of the California Corporations Code.

2.                                      The Agreement and Plan of Merger attached hereto as -Exhibit A” be, and hereby is, approved, and further, Parent shall deliver and perform its obligations under the Agreement and Plan of Merger.

3.                                      The proper officers of Parent be, and each of them hereby is, authorized and empowered, in the name and on behalf of Parent to execute, acknowledge, certify, deliver and file with the California Secretary of State a Certificate of Ownership and all such further documents, agreements, certificates or instruments, and to take all such further action as any such officer may approve as necessary, proper, convenient or desirable in order to carry out the foregoing resolution and to effect the Merger in accordance with the Agreement and Plan of Merger, the execution, acknowledgment, certification, delivery, and/or filing whereof and the taking of any such action to be conclusive, but not exclusive, evidence of such approval and the approval thereof by the Board of Directors.

5.                                      That this certificate shall become effective upon the later of its filing with the California Secretary of State, or June 30, 1996.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate arc true of their own knowledge. Executed at Exeter, New Hampshire, on the 21st day of June, 1996.

Mark H. Swartz,
Vice President

M. Brian Moroze,
Assistant Secretary

AGREEMENT AND PLAN OF MERGER

This agreement and plan of merger (the “Agreement and Plan of Merger”) is dated as of the 21st day of June, 1996, and is between EARTH TECH, Inc., a California corporation (either “EARTH TECH” or the “Surviving Corporation”), and Barrett Consulting Group, Inc., a California corporation (the “Merging Corporation”).

WHEREAS, EARTH TECH owns all of the outstanding shares of the Merging Corporation.

WHEREAS, EARTH TECH is desirous of merging the Merging Corporation with and into itself.

WHEREAS, the Board of Directors of each of the Surviving Corporation and the Merging Corporation have approved this Agreement and Plan of Merger pursuant to their Certificates of Incorporation and their respective By-Laws.

NOW, THEREFORE, IT IS AGREED:

1.              That the Merging Corporation shall be merged with and into EARTH TECH (the “Merger”).

2.              That EARTH TECH shall be the surviving corporation (the “Surviving Corporation”).

3.              That the Merger shall be effective upon the filing of the Certificate of Ownership with the Secretary of State of the State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

4.              That the Articles of Incorporation, as amended, of EARTH TECH in effect immediately prior to the Effective Time shall be the Articles of Incorporation, as amended, of the Surviving Corporation.

5.              That the By-Laws of EARTH TECH in effect immediately prior to the Effective Time shall he the By-Laws of the Surviving Corporation.

6.              That the directors of EARTH TECH immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of EARTH TECH immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

7.              That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist without any consideration being payable therefor.

8.              That at the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of EARTH TECH and the Merging Corporation.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed by the duly authorized representatives of each of the above named corporations, as of the day and year first above written.

EARTH TECH, Inc.

By:
Mark H. Swartz,
Vice President

Barrett Consulting Group, Inc.

By:
Mark H. Swartz,
Vice President

CERTIFICATE OF OWNERSHIP

MERGING

TEAM ENGINEERING, INC.

(subsidiary corporation)

INTO

EARTH TECH, INC. )

(parent corporation)

We, J. Brad McGee, the Vice President, and M. Brian Moroze, the Assistant Secretary, of Earth Tech, Inc. (this “Corporation”), do hereby certify:

1.                                      That we are the Vice President and Assistant Secretary of this Corporation.

2                                         That this Corporation is duly organized and existing under the laws of the State of California.

3.                                      That this corporation owns 100 percent of the outstanding shares of Team Engineering, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts, the provisions of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

4.                                      That the following Plan of Merger was adopted by the board of directors of this Corporation:

a.                                      That Team Engineering, Inc. (the “Merging Corporation”) shall be merged with and into this Corporation (the “Merger”).

b.                                      That this Corporation shall be the surviving corporation (the “Surviving Corporation”) in the Merger.

c.                                       That the Merger shall be effective upon the filing of a Certificate of Ownership with the Secretary of State of California pursuant to the requirements of Section 1110 of the California General Corporation Law (the “Effective Time”).

d.                                      That the Certificate of Incorporation of this Corporation in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation.

e.                                       That the By-Laws of this Corporation in effect immediately prior to the Effective Time shall he the By-Laws of the Surviving Corporation.

f.                                        That the directors of this Corporation immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of this: Corporation immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

g.                                       That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

h.                                      That at the Effective Time, this Corporation shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of the Merging Corporation.

5.                                      This certificate shall become effective on December 31, 1997.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Exeter, New Hampshire, on December 17, 1997.

By:
J. Brad McGee, Vice President

By:
M. Brian Moroze, Assistant Secretary

CERTIFICATE OF OWNERSHIP

MERGING

REID CROWTHER CONSULTING, INC.

INTO

EARTH TECH, INC.

We, Diane C. Creel, the President, and Charles S. Alpert, the Secretary of Earth Tech, Inc. (the “Corporation”) do hereby certify:

1                                         That we are the President and Secretary of the Corporation.

2                                         That the Corporation is duly organized and existing under the laws of the State of California.

3.                                      That the Corporation owns 100 percent of the outstanding shares of Reid Crowther Consulting, Inc., a corporation duly organized and existing under the laws of the State of Washington, the provisions of which permit a merger in the manner provided by Section 1110 of the California Corporations Code.

4.                                      That the following plan of merger was duly adopted and approved by the board of directors of this corporation:

A.                                    That Reid Crowther Consulting, Inc. (“Merging Corporation”) shall be merged with and into Earth Tech, Inc. (“Parent”) (the “Merger”).

B.                                    That Parent shall be the surviving corporation (the “Surviving Corporation”) in the Merger.

C.                                    That the Merger shall be effective upon the filing of Certificate of Ownership with the Secretary of State of California pursuant to the requirements of Section 1110 of the California Corporations Code.

D.                                    That the articles of incorporation of Parent in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation.

E.                                     That the By-Laws of Parent in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation.

F.                                      That the directors of Parent immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of Parent immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

G.                                    That each share of capital stock of the Merging Corporation issued and outstanding immediately prior to the Effective Time shall be canceled and cease to exist without any consideration being payable therefor.

H.                                   That at the Effective Time, Parent shall possess all the rights, privileges, immunities, power and purposes of the Merging Corporation, and shall by operation of law assume and be liable for all the liabilities, obligations and penalties of the Merging Corporation.

5.                                      This certificate shall become effective on May 30, 2001.

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Long Beach, California, on May 25, 2001.

By:
Diane, C. Creel , President

By:
Charles S. Alpert, Secretary

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

EARTH TECH, INC.

Alan P. Krusi and William E. Garrett certify that:

1.                                      They are the President and Assistant Secretary, respectively, of Earth Tech, Inc., a California corporation.

2.                                      Article I of the Articles of Incorporation of this corporation is amended to read as follows I. The name of this corporation is: AECOM Technical Services, Inc.

3                                         The forgoing amendment has been duty approved by the board of directors

4.                                      The foregoing amendment was approved by the required vote of shareholders in accordance with California Corporation Code Section 902. The total number of outstanding shares of each class entitled to vote with respect to the amendment is 100. The total number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date November 6, 2008

Alan P. Krusi, President

Williams E. Garrett, Assistant Secretary

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

CASS WATER ENGINEERING, INC.

(a Delaware corporation)

AND

EARTH TECH WE HOLDING INC.

(a Delaware corporation)

INTO

AECOM TECHNICAL SERVICES, INC. I

(a California corporation)

(Pursuant to California Corporation Code Section 1110)

Timothy Keener and Kevin Stubblebine certify that:

1.                                      They are the President and Secretary, respectively, of AECOM Technical Services, Inc., a corporation organized and existing under the laws of the State of California (the “Company”).

2.                                      The Company is the owner of one hundred percent (100%) of the outstanding shares of each class of capital stock of both CASS Water Engineering, Inc., a corporation organized and existing under the laws of the State of Delaware, and Earth Tech WE Holding Inc., a corporation organized and existing under the laws of the State of Delaware; both of which are collectively known as the “Subsidiaries”).

3.                                      The Company, by the following resolutions adopted on November 4, 2015 by the Board of Directors of the Company, hereby merges the Subsidiaries into the Company, with the Company as the surviving corporation (the “Merger”):

“Approval of Short Form Merger

WHEREAS, the Company is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of each class of stock of CASS Water Engineering, Inc., a Delaware corporation:

WHEREAS, the Company is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of each class of stock of Earth Tech WE Holding Inc., a Delaware corporation:

WHEREAS, CASS Water Engineering, Inc. and Earth Tech WE Holding Inc. are collectively known as the “Subsidiaries”;

WHEREAS, it is deemed to be advisable and in the best interests of the Company and its stockholders that the Company consolidate its operations by merging the Subsidiaries with and into the Company (the “Merger”);

WHEREAS, California Corporations Code Section 1110 (the “CCC”) and Section 253 of the Delaware General Corporation Law (the “DGCL”) provide that if a parent corporation owns at least ninety percent (90%) of the outstanding shares of each class of stock of a subsidiary corporation, such subsidiary corporation may be merged with and into the parent upon, among other things, the adoption of an appropriate resolution by the Board of Directors of the parent corporation and the filing of a Certificate of Ownership and Merger with the California Secretary of State and the Delaware Secretary of State; and

WHEREAS, the Company intends that the Merger qualifies as a tax-free statutory Merger under Section 368(a)(1)(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, BE IT RESOLVED, that the Merger is approved and that, upon the effective date, the Company shall merge the Subsidiaries with and into itself and assume all obligations of the Subsidiaries pursuant to Section 1110 of the CCC and Section 253 of the DGCL;

RESOLVED FURTHER, that upon the Merger becoming effective, all issued and outstanding shares of each class of stock of the Subsidiaries are cancelled;

RESOLVED FURTHER, that the Certificate of Incorporation and Bylaws of the Company shall not be amended and shall remain the Certificate of Incorporation and Bylaws of the surviving corporation;

RESOLVED FURTHER, that the officers of the Company, and any of them, are each hereby authorized and directed to execute all documents, agreements and other instruments and to take such actions and perform such acts as they may deem necessary or advisable to carry out and perform the purposes of these resolutions; and

RESOLVED FURTHER, that the Company shall cause to be executed and filed and or recorded the Certificate of Ownership and Merger and all other documents prescribed by the laws of the State of California and the laws of the State of Delaware, and by the applicable laws of any other jurisdiction and will cause to be performed all necessary acts within California and Delaware and in any other applicable jurisdiction necessary and appropriate to effect the Merger.

General Authority

RESOLVED, that any and all actions, whether previously or subsequently taken by the officers of the Company which are consistent with the intent and purposes of the foregoing resolutions, shall be and the same hereby are, in all respects, ratified, approved and confirmed; and

RESOLVED FURTHER, that the officers of the Company and such persons appointed to act on their behalf pursuant to the foregoing resolutions are hereby authorized and directed in the name of the Company, and on its behalf to execute any additional certificates, agreements, instruments or documents, or any amendments or supplements thereto, or to do or to cause to be done any and all other acts as they deem necessary, appropriate or in furtherance of the purposes of each of the foregoing resolutions and the transactions contemplated therein.”

4.                                      We further declare under penalty of perjury under the laws of the States of California and Delaware that the matters set forth in this certificate are true and correct of our own knowledge.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned do execute this Certificate of Ownership and Merger based on information that is true and correct of their own knowledge on this 4th day of November, 2015.

By:
Name: Timothy Keener
Title: President of AECOM Technical Services, Inc.

By:
Name: Kevin Stubblebine
Title: Secretary of AECOM Technical Services, Inc.

(Signature Page to the certificate of Ownership and Merger for AECOM Technical Services, Inc..
CASS Water Engineering. Inc.. and Earth Tech WE Holding Inc.)

IN WITNESS WHEREOF, the undersigned do execute this Certificate of Ownership and Merger based on information that is true and correct of their own knowledge on this 4th day of November, 2015.

By:
Name: Timothy Keener
Title: President of AECOM Technical Services, Inc.

By:
Name: Kevin Stubblebine
Title: Secretary of AECOM Technical Services, Inc.

(Signature Page to the certificate of Ownership and Merger for AECOM Technical Services, Inc..
CASS Water Engineering. Inc.. and Earth Tech WE Holding Inc.)